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                                                                       EXHIBIT 1

                                     UBS AG

            The names and titles of the members of the Board of Directors and Group Executive Board and their nationalities, business addresses and principal occupations are set forth below.

DIRECTORS

Name of Director                      Nationality              Address
----------------                      -----------              -------
Marcel Ospel                          Swiss                    UBS AG
Chairman                                                       Bahnhofstrasse 45
                                                               8021 Zurich

Alberto Togni                         Swiss                    UBS AG
Vice Chairman                                                  Bahnhofstrasse 45
                                                               8021 Zurich

Stephan Haeringer                     Swiss                    UBS AG
Vice Chairman                                                  Bahnhofstrasse 45
                                                               8021 Zurich

Peter Bockli                          Swiss                    UBS AG
Vice Chairman                                                  Bahnhofstrasse 45
                                                               8021 Zurich

Ernesto Bertarelli                    Italian                  UBS AG
Member                                                         Bahnhofstrasse 45
                                                               8021 Zurich

Sir Peter Davis                       English                  UBS AG
Member                                                         Bahnhofstrasse 45
                                                               8021 Zurich

Rolf A. Meyer                         Swiss                    UBS AG
Member                                                         Bahnhofstrasse 45
                                                               8021 Zurich

Helmut Panke                          German                   UBS AG
Member                                                         Bahnhofstrasse 45
                                                               8021 Zurich

Peter Spuhler                         Swiss                    UBS AG
Member                                                         Bahnhofstrasse 45
                                                               8021 Zurich

Lawrence A. Weinbach                  American                 UBS AG
Member                                                         Bahnhofstrasse 45
                                                               8021 Zurich


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Members of the Group Executive Board:

Name/Position in Company              Nationality              Address
------------------------              -----------              -------
Peter A. Wuffli                       Swiss                    UBS AG
Group Chief Executive Officer                                  Bahnhofstrasse 45
                                                               8021 Zurich

John P. Costas                        American                 UBS AG
Deputy Group Chief Executive                                   Bahnhofstrasse 45
Officer, Chairman and Chief                                    8021 Zurich
Executive Officer Investment Bank

John A. Fraser                        Australian               UBS AG
Chairman and Chief Executive                                   Bahnhofstrasse 45
Officer Global Asset Management                                8021 Zurich

Peter Kurer                           Swiss                    UBS AG
Group General Counsel                                          Bahnhofstrasse 45
                                                               8021 Zurich

Marcel Rohner                         Swiss                    UBS AG
Chairman and Chief Executive                                   Bahnhofstrasse 45
Officer Wealth Management &                                    8021 Zurich
Business Banking

Clive Standish                        English                  UBS AG
Group Chief Financial Officer                                  Bahnhofstrasse 45
                                                               8021 Zurich

Walter H. Stuerzinger                 Swiss                    UBS AG
Group Chief Risk Officer                                       Bahnhofstrasse 45
                                                               8021 Zurich

Mark B. Sutton                        American                 UBS AG
Chairman and Chief Executive                                   Bahnhofstrasse 45
Officer Wealth Management USA                                  8021 Zurich